UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 30, 2008

First Century Bancorp.

(Exact name of registrant as specified in its charter)

Georgia

(State or other jurisdiction of incorporation)

001-16413	58-2554464
(Commission File Number)	(IRS Employer Identification No.)

807 Dorsey Street, Gainesville, Georgia	30501
(Address of principal executive offices)	(Zip Code)

(770) 297-8060
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
             (17 CFR 240.14d-2(b))

  ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
 (17 CFR 240.13e-4(c))

ITEM 7.01     Regulation FD Disclosure

Information is being furnished in Exhibit 99.1 with respect to a press release, dated April 30, 2008, with regard to First Century Bank, National Association, opening a new office in Oakwood, Georgia and appointing J. Allen Nivens, R.K. Whitehead, William Bagwell and Chris England to the board of directors of First Century Bank, National Association. First Century Bancorp., a bank holding company, owns 100% of the outstanding common stock of First Century Bank, National Association, which operates in the Gainesville, Georgia area.

    The press release may contain comments or information that constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) that are based on current expectations that involve a number of risks and uncertainties. Actual results may differ materially from the results expressed in forward-looking statements. Factors that might cause such a difference include changes in interest rates and interest rate relationships; demand for products and services; the degree of competition by traditional and non-traditional competitors; changes in banking regulation; changes in tax laws; changes in prices, levies, and assessments; the impact of technological advances; governmental and regulatory policy changes; the outcomes of contingencies; trends in customer behavior as well as their ability to repay loans; changes in the national and local economy; and other factors, including risk factors, referred to from time to time in filings made by First Century Bancorp. with the Securities and Exchange Commission. First Century Bancorp. undertakes no obligation to update or clarify forward-looking statements, whether as a result of new information, future events or otherwise.

       The information contained in this report is furnished by First Century Bancorp. pursuant to Regulation FD promulgated by the Securities and Exchange Commission and pursuant to Item 7.01 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless First Century Bancorp. specifically incorporates it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this report on Form 8-K and furnishing to this information, First Century Bancorp. makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD or that the information includes material investor information that was not previously publicly available.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.      Description

99.1                 Press Release, dated April 30, 2008.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CENTURY BANCORP. By: /s/ Sondra J. Perkins______________ Name: Sondra J. Perkins Title: Principal Financial and Accounting Officer

Dated: May 13, 2008